Rule 497(e)
                                                                         2-34552


                          PILGRIM AMERICA MAGNACAP FUND
                         PILGRIM AMERICA HIGH YIELD FUND
                    PILGRIM GOVERNMENT SECURITIES INCOME FUND


                       Supplement dated February 23, 1998
                      to Prospectus dated November 1, 1997




Page 24 of the Prospectus is amended to remove the second paragraph under Investment Personnel.

Page 25 of the Prospectus is amended to add the following paragraph after the discussion of Mr. Underwood's experience:

Jeffery B. Cross, Vice President of the Investment Manager, is a co-manager of MagnaCap Fund. Mr. Cross joined Pilgrim America in August 1997 from Delta Ventures Financial Council, Inc., where he was in charge of equity analysis. Prior to joining Delta Ventures in 1991, he was executive vice president of a manufacturing engineer consulting firm. Mr. Cross began his business career in the 1970's working as a junior equity analyst for John Cross & Associates, an SEC-registered investment advisor in Cincinnati, Ohio. He is an advisory director of the CAD Institute. Mr. Cross has three Magna Cum Laude Bachelor of Science degrees from Miami University, Oxford, Ohio, in Chemistry, Physics, and Mathematics. He has a masters degree from Stanford University and has done post-graduate work in business and chemical engineering at Arizona State University.